Exhibit 99.2

Merrill Lynch & Co., Inc.                                 Attachment I
----------------------------------------------------------------------
Preliminary Unaudited Earnings Summary

                       For the Three Months Ended   Percent Inc/(Dec)
                     ---------------------------- --------------------
                        September  June  September    3Q03     3Q03
                           26,      27,     27,        vs.      vs.
                          2003     2003    2002       2Q03     3Q02
                      -----------  ----- ---------  -------- ---------
(in millions, except
 per share amounts)

Net Revenues
  Asset management and
   portfolio service
   fees                  $1,184   $1,154   $1,217      2.6 %   (2.7) %
  Commissions             1,120    1,044    1,125      7.3     (0.4)
  Principal transactions    705    1,100      377    (35.9)    87.0
  Investment banking
    Underwriting            545      565      329     (3.5)    65.7
    Strategic advisory      133      133      163        -    (18.4)
  Other                     300      271      165     10.7     81.8
                         -------   ------   ------
    Subtotal              3,987    4,267    3,376     (6.6)    18.1

  Interest and
   dividend revenues      2,873    3,028    3,484     (5.1)   (17.5)
  Less interest expense   1,794    1,976    2,498     (9.2)   (28.2)
                         -------   ------   ------
    Net interest profit   1,079    1,052      986      2.6      9.4
                         -------   ------   ------
  Total Net Revenues      5,066    5,319    4,362     (4.8)    16.1
                         -------   ------   ------

Non-Interest
 Expenses
  Compensation and
   benefits               2,393    2,678    2,228    (10.6)     7.4
  Communications and
   technology               352      357      421     (1.4)   (16.4)
  Occupancy and related
   depreciation             226      221      218      2.3      3.7
  Brokerage, clearing, and
   exchange fees            188      169      182     11.2      3.3
  Advertising and market
   development               89      113      125    (21.2)   (28.8)
  Professional fees         146      140      135      4.3      8.1
  Office supplies
   and postage               46       50       62     (8.0)   (25.8)
  Other                     138      186      130    (25.8)     6.2
  Net recoveries related
   to September 11          (21)     (61)    (191)   (65.6)   (89.0)
  Restructuring -
   related credit             -        -       (2)     N/M   (100.0)
                        --------   ------   ------

  Total Non-Interest
   Expenses               3,557    3,853    3,308     (7.7)     7.5
                        --------   ------   ------

Earnings Before Income Taxes
 and Dividends on Preferred
 Securities Issued by
 Subsidiaries             1,509    1,466    1,054      2.9     43.2

Income tax expense          422      398      313      6.0     34.8

Dividends on preferred
 securities issued
 by subsidiaries             48       47       48      2.1        -
                        --------   ------   ------

Net Earnings             $1,039   $1,021     $693      1.8     49.9
                        ========  =======   ======

Preferred Stock Dividends    $9      $10      $10        -        -
                        ========  =======   ======

Earnings Per Common Share
  Basic                   $1.14    $1.13    $0.79      0.9     44.3
  Diluted                 $1.04    $1.05    $0.73     (1.0)    42.5

Average Shares Used in
 Computing Earnings Per
 Common Share
  Basic                   904.8    897.2    864.6      0.8      4.6
  Diluted                 991.1    965.3    934.5      2.7      6.1

Annualized Return on
 Average Common Equity     16.5%    17.0%    12.7%

----------------------------------------------------------------------
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

Merrill Lynch & Co., Inc.                               Attachment II
----------------------------------------------------------------------
Preliminary Unaudited Earnings Summary

                                            For the Nine
                                            Months Ended
                                        --------------------
                                        September  September
                                            26,       27,     Percent
(in millions, except per share amounts)    2003      2002    Inc/(Dec)
                                         --------  --------- ---------
Net Revenues
  Asset management and portfolio
   service fees                           $3,465    $3,808      (9.0)%
  Commissions                              3,233     3,579      (9.7)
  Principal transactions                   2,815     1,982      42.0
  Investment banking
      Underwriting                         1,478     1,296      14.0
      Strategic advisory                     391       540     (27.6)
  Other                                      776       603      28.7
                                         -------- ---------
    Subtotal                              12,158    11,808       3.0

  Interest and dividend revenues           8,922     9,966     (10.5)
  Less interest expense                    5,841     7,371     (20.8)
                                         -------- ---------
    Net interest profit                    3,081     2,595      18.7
                                         -------- ---------

  Total Net Revenues                      15,239    14,403       5.8
                                         -------- ---------

Non-Interest Expenses
  Compensation and benefits                7,567     7,443       1.7
  Communications and technology            1,112     1,307     (14.9)
  Occupancy and related depreciation         663       684      (3.1)
  Brokerage, clearing, and exchange fees     527       552      (4.5)
  Advertising and market development         323       426     (24.2)
  Professional fees                          430       397       8.3
  Office supplies and postage                154       196     (21.4)
  Other                                      548       466      17.6
  Net recoveries related to September 11     (82)     (191)    (57.1)
  Restructuring - related credit               -        (2)   (100.0)
  Research - related expenses                  -       111    (100.0)
                                         -------- ---------

  Total Non-Interest Expenses             11,242    11,389      (1.3)
                                         -------- ---------

Earnings Before Income Taxes and
 Dividends on Preferred
  Securities Issued by Subsidiaries        3,997     3,014      32.6

Income tax expense                         1,109       896      23.8

Dividends on preferred securities issued
 by subsidiaries                             143       144      (0.7)
                                         -------- ---------

Net Earnings                              $2,745    $1,974      39.1
                                         ======== =========

Preferred Stock Dividends                    $28       $29         -
                                         ======== =========

Earnings Per Common Share
  Basic                                    $3.03     $2.26      34.1
  Diluted                                  $2.81     $2.07      35.7

Average Shares Used in Computing Earnings Per
 Common Share
  Basic                                    896.5     860.4       4.2
  Diluted                                  965.2     942.0       2.5

Annualized Return on Average Common
 Equity                                     15.2%     12.5%

----------------------------------------------------------------------
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

Merrill Lynch & Co., Inc.                               Attachment III
----------------------------------------------------------------------
Preliminary Segment Data (unaudited)

                   For the Three Months           For the Nine Months
                          Ended                         Ended
                -----------------------------   ---------------------
                 September    June  September   September   September
(dollars in         26,        27,     27,        26,         27,
 millions)         2003       2003    2002       2003        2002
                  -------    ------ --------    --------    --------
Global Markets &
 Investment Banking

   Non-interest
    revenues       $1,690    $2,154   $1,270     $5,651     $5,028
   Net interest
    profit            796       732      652      2,183      1,590
                   ------    -------  ------     -------    -------
   Total net
    revenues        2,486     2,886    1,922      7,834      6,618
                   ------    -------  ------     -------    -------
  Pre-tax earnings  1,022(a)  1,115(a)   544(a)   2,928(a)   1,832(a)

  Pre-tax profit
   margin            41.1%(a)  38.6%(a) 28.3%(a)   37.4%(a)   27.7%(a)
----------------------------------------------------------------------
Global Private Client

   Non-interest
    revenues       $1,958    $1,795   $1,762     $5,532     $5,636
   Net interest
    profit            350       333      323      1,004      1,015
                   -------   -------  -------    -------   --------
   Total net
    revenues        2,308     2,128    2,085      6,536      6,651
                   -------   -------  -------    -------   --------
   Pre-tax earnings   466       339      317(b)   1,071        932(b)

   Pre-tax profit
    margin           20.2%     15.9%    15.2%(b)   16.4%      14.0%(b)
----------------------------------------------------------------------
Merrill Lynch Investment Managers

   Non-interest
    revenues         $346      $325     $356     $1,001     $1,199
   Net interest
    profit              6         5        4         18         13
                    ------    ------   ------    -------   --------
   Total net
    revenues          352       330      360      1,019      1,212
                    ------    ------   ------    -------   --------
   Pre-tax
    earnings           77        67       67        189        269

   Pre-tax profit
    margin           21.9%     20.3%    18.6%      18.5%      22.2%
----------------------------------------------------------------------
Corporate

   Non-interest
    revenues          $(7)      $(7)    $(12)      $(26)      $(55)
   Net interest
    profit            (73)      (18)       7       (124)       (23)
                    ------   -------  -------   --------    -------
   Total net
    revenues          (80)      (25)      (5)      (150)       (78)
                    ------   -------  -------   --------    -------
   Pre-tax earnings
    (loss)            (56)      (55)     126       (191)       (19)
----------------------------------------------------------------------
Total

   Non-interest
    revenues       $3,987    $4,267   $3,376    $12,158    $11,808
   Net interest
    profit          1,079     1,052      986      3,081      2,595
                   -------   -------  -------   --------   --------
   Total net
    revenues        5,066     5,319    4,362     15,239     14,403
                   -------   -------  -------   --------   --------
   Pre-tax
    earnings        1,509(c)  1,466(c) 1,054(c)   3,997(c)   3,014(c)

   Pre-tax profit
    margin           29.8%(c)  27.6%(c) 24.2%(c)   26.2%(c)   20.9%(c)
----------------------------------------------------------------------
Note: Certain prior period amounts have been restated to conform to the current period presentation.

(a) Includes the impact of insurance recoveries related to September 11, which have been recorded as a contra-expense, of $25 million, $75 million and $50 million for the three months ended September 26, 2003, June 27, 2003, and September 27, 2002, respectively, and $100 million and $50 million for the nine months ended September 26, 2003 and September 27, 2002, respectively. Excluding these items, GMI's pre-tax earnings were $997 million ($1,022 million minus $25 million), $1,040 million ($1,115 million minus $75 million), and $494 million ($544 million minus $50 million) for the three months ended September 26, 2003, June 27, 2003 and September 27, 2002, respectively, and $2,828 million ($2,928 million minus $100 million) and $1,782 million ($1,832 million minus $50 million) for the nine months ended September 26, 2003 and September 27, 2002, respectively. Excluding these items, GMI's pre-tax profit margin was 40.1% ($997 million/$2,486 million), 36.0% ($1,040 million/$2,886 million), and 25.7% ($494 million/$1,922 million) for the three months ended September 26, 2003, June 27, 2003 and September 27, 2002, respectively, and 36.1% ($2,828 million/$7,834 million) and 26.9% ($1,782 million/$6,618 million) for the nine months ended September 26, 2003 and September 27, 2002, respectively.

(b) Includes the impact of an insurance recovery related to September 11 ($25 million) and a restructuring-related credit ($2 million) which have been recorded as a contra-expense. Excluding these items, GPC's pre-tax earnings were $290 million ($317 million minus $27 million) and GPC's pre-tax profit margin was 13.9% ($290 million/$2,085 million). For the year-to-date period, excluding these items, GPC's pre-tax earnings were $905 million ($932 million minus $27 million) and GPC's pre-tax profit margin was 13.6% ($905 million/$6,651 million).

(c) Excluding the impact of September 11, restructuring, and research-related items, total pre-tax earnings were $1,488 million ($1,509 million minus $21 million), $1,405 million ($1,466 million minus $61 million), and $861 million ($1,054 million minus $193 million) for the three months ended September 26, 2003, June 27, 2003, and September 27, 2002, respectively, and $3,915 million ($3,997 million minus $82 million) and $2,932 million ($3,014 million minus $82 million) for the nine months ended September 26, 2003 and September 27, 2002, respectively. Excluding these items, total pre-tax profit margins were 29.4% ($1,488 million/$5,066 million), 26.4% ($1,405 million/$5,319 million), and 19.7% ($861 million/$4,362 million) for the three months ended September 26, 2003, June 27, 2003 and September 27, 2002, respectively, and 25.7% ($3,915 million/$15,239 million) and 20.4% ($2,932 million/$14,403 million) for the nine months ended September 26, 2003 and September 27, 2002, respectively.

Merrill Lynch & Co., Inc.                                Attachment IV
----------------------------------------------------------------------

Consolidated Quarterly Earnings (unaudited)              (in millions)


                                 3Q02   4Q02   1Q03    2Q03     3Q03
                               ------- ------ -------  ------  -------
Net Revenues
  Asset management and
   portfolio service fees
      Asset management fees      $402   $386   $385    $394      $401
      Portfolio service fees      526    480    476     469       511
      Account fees                138    122    135     136       128
      Other fees                  151    118    131     155       144
                               ------- ------ ------  ------   -------
      Total                     1,217  1,106  1,127   1,154     1,184
  Commissions
      Listed and over-the-
       counter securities         653    623    618     617       634
      Mutual funds                277    274    266     234       291
      Other                       195    181    185     193       195
                               ------- ------ ------  ------   -------
      Total                     1,125  1,078  1,069   1,044     1,120
  Principal transactions          377    358  1,010   1,100       705
  Investment banking
      Underwriting                329    414    368     565       545
      Strategic advisory          163    163    125     133       133
                               ------- ------ ------  ------   -------
      Total                       492    577    493     698       678
  Other                           165    148    205     271       300
                               ------- ------ ------  ------   -------
     Subtotal                   3,376  3,267  3,904   4,267     3,987
  Interest and dividend
   revenues                     3,484  3,212  3,021   3,028     2,873
  Less interest expense         2,498  2,274  2,071   1,976     1,794
                               ------- ------ ------  ------   -------
     Net interest profit          986    938    950   1,052     1,079
                               ------- ------ ------  ------   -------
  Total Net Revenues            4,362  4,205  4,854   5,319     5,066
                               ------- ------ ------  ------   -------
Non-Interest Expenses
  Compensation and benefits     2,228  1,983  2,496   2,678     2,393
  Communications and technology   421    434    403     357       352
  Occupancy and related
   depreciation                   218    225    216     221       226
  Brokerage, clearing, and
   exchange fees                  182    175    170     169       188
  Advertising and market
   development                    125    114    121     113        89
  Professional fees               135    155    144     140       146
  Office supplies and postage      62     62     58      50        46
  Other                           130    145    224     186       138
  Research and other
   settlement-related expenses      -    180      -       -         -
  Net recoveries related to
   September 11                  (191)   (21)     -     (61)      (21)
  Restructuring and other
   charges                         (2)    10      -       -         -
                               ------- ------ ------  ------   -------
  Total Non-Interest Expenses   3,308  3,462  3,832   3,853     3,557
                               ------- ------ ------  ------   -------
Earnings Before Income Taxes
 and Dividends on
 Preferred Securities
 Issued by Subsidiaries         1,054    743  1,022   1,466     1,509
Income tax expense                313    157    289     398       422
Dividends on preferred
 securities issued by
 subsidiaries                      48     47     48      47        48
                               ------- ------ ------  ------   -------

Net Earnings                     $693   $539   $685  $1,021    $1,039
----------------------------------------------------------------------
Per Common Share Data
                                 3Q02   4Q02   1Q03    2Q03     3Q03
                               ------- ------ -------  ------  -------
  Earnings - Basic              $0.79  $0.61  $0.76   $1.13     $1.14
  Earnings - Diluted             0.73   0.56   0.72    1.05      1.04
  Dividends paid                 0.16   0.16   0.16    0.16      0.16
  Book value                    25.17  25.69  24.97   26.04 27.21 est.
----------------------------------------------------------------------
Certain prior period amounts have been reclassified to conform to the current period presentation.

Merrill Lynch & Co., Inc.                                 Attachment V
----------------------------------------------------------------------
Percentage of Quarterly Net Revenues (unaudited)

                                     3Q02   4Q02   1Q03   2Q03   3Q03
                                    ------ ------ ------ ------ ------
Net Revenues
  Asset management and portfolio
   service fees
      Asset management fees           9.2%   9.2%   7.9%   7.4%   7.9%
      Portfolio service fees         12.1%  11.4%   9.8%   8.8%  10.1%
      Account fees                    3.2%   2.9%   2.8%   2.6%   2.5%
      Other fees                      3.4%   2.8%   2.7%   2.9%   2.9%
                                    ------ ------ ------ ------ ------
      Total                          27.9%  26.3%  23.2%  21.7%  23.4%
  Commissions
      Listed and over-the-counter
       securities                    15.0%  14.8%  12.7%  11.6%  12.5%
      Mutual funds                    6.4%   6.5%   5.5%   4.4%   5.7%
      Other                           4.4%   4.3%   3.8%   3.6%   3.9%
                                    ------ ------ ------ ------ ------
      Total                          25.8%  25.6%  22.0%  19.6%  22.1%
  Principal transactions              8.6%   8.5%  20.8%  20.7%  13.9%
  Investment banking
      Underwriting                    7.6%   9.8%   7.6%  10.6%  10.8%
      Strategic advisory              3.7%   3.9%   2.6%   2.5%   2.6%
                                    ------ ------ ------ ------ ------
      Total                          11.3%  13.7%  10.2%  13.1%  13.4%
  Other                               3.8%   3.6%   4.2%   5.1%   5.9%
                                    ------ ------ ------ ------ ------
     Subtotal                        77.4%  77.7%  80.4%  80.2%  78.7%
  Interest and dividend revenues     79.9%  76.4%  62.3%  56.9%  56.7%
  Less interest expense              57.3%  54.1%  42.7%  37.1%  35.4%
                                    ------ ------ ------ ------ ------
     Net interest profit             22.6%  22.3%  19.6%  19.8%  21.3%
                                    ------ ------ ------ ------ ------
  Total Net Revenues                100.0% 100.0% 100.0% 100.0% 100.0%
                                    ------ ------ ------ ------ ------

Non-Interest Expenses
  Compensation and benefits          51.1%  47.2%  51.4%  50.3%  47.2%
  Communications and technology       9.7%  10.3%   8.3%   6.7%   6.9%
  Occupancy and related depreciation 5.0% 5.4% 4.4% 4.2% 4.5% Brokerage, clearing, and exchange
   fees                               4.2%   4.2%   3.5%   3.2%   3.7%
  Advertising and market development  2.9%   2.7%   2.5%   2.1%   1.8%
  Professional fees                   3.1%   3.7%   3.0%   2.6%   2.9%
  Office supplies and postage         1.4%   1.5%   1.2%   0.9%   0.9%
  Other                               2.9%   3.3%   4.6%   3.5%   2.7%
  Research and other settlement-
   related expenses                     -    4.3%     -      -      -
  Net recoveries related to
   September 11                      -4.4%  -0.5%     -   -1.1%  -0.4%
  Restructuring and other charges    -0.1%   0.2%     -      -      -
                                    ------ ------ ------ ------ ------
  Total Non-Interest Expenses        75.8%  82.3%  78.9%  72.4%  70.2%
                                    ------ ------ ------ ------ ------

Earnings Before Income Taxes and
 Dividends on Preferred Securities
 Issued by Subsidiaries              24.2%  17.7%  21.1%  27.6%  29.8%
Income tax expense                    7.2%   3.7%   6.0%   7.5%   8.4%
Dividends on preferred securities
 issued by subsidiaries               1.1%   1.2%   1.0%   0.9%   0.9%
                                    ------ ------ ------ ------ ------
Net Earnings                         15.9%  12.8%  14.1%  19.2%  20.5%
----------------------------------------------------------------------
Common shares outstanding (in millions):

                                    3Q02    4Q02  1Q03   2Q03   3Q03
                                    ------ ------ ------ ------ ------
     Weighted-average - basic       864.6  868.2  887.6  897.2  904.8
     Weighted-average - diluted     934.5  942.9  939.2  965.3  991.1
     Period-end                     869.0  873.8  929.8  935.2  942.6
----------------------------------------------------------------------

Merrill Lynch & Co., Inc.                                Attachment VI
----------------------------------------------------------------------

Supplemental Data (unaudited)                    (dollars in billions)
                                 3Q02    4Q02    1Q03    2Q03    3Q03
                               ------- ------- ------- ------- -------

Client Assets
Private Client
   U.S.                          $997  $1,021  $1,009  $1,076  $1,093
   Non - U.S.                      87      89      86      92      92
                               ------- ------- ------- ------- -------
Total Private Client Assets     1,084   1,110   1,095   1,168   1,185
MLIM direct sales (1)             205     201     193     205     202
                               ------- ------- ------- ------- -------
Total Client Assets            $1,289  $1,311  $1,288  $1,373  $1,387
                               ======= ======= ======= ======= =======

Assets in Asset-Priced Accounts  $177    $182    $181    $200    $206

Assets Under Management          $452    $462    $442    $471    $473

     Retail                       182     189     187     195     194
     Institutional                234     235     220     239     241
     Private Investors             36      38      35      37      38

     U.S.                         305     313     303     320     327
     Non-U.S.                     147     149     139     151     146

     Equity                       190     191     183     209     202
     Fixed Income                 119     122     108     108     125
     Money Market                 143     149     151     154     146

----------------------------------------------------------------------

Net New Money

Private Client Accounts
     U.S.                          $4     $11     $(4)    $(2)     $4
     Non-U.S.                      (2)      -      (1)      1       1
                               ------- ------- ------- ------- -------
        Total                       2      11      (5)     (1)      5
                               ------- ------- ------- ------- -------

Assets Under Management          $(12)     $5    $(11)     $4     $(4)
----------------------------------------------------------------------

Balance Sheet Information
 (estimated)

     Commercial Paper and Other
      Short-term Borrowings      $6.6    $5.4    $3.5    $5.5    $3.0
     Deposits                    80.8    81.8    81.9    80.5    79.3
     Long-term Borrowings        73.9    78.5    77.0    79.1    80.8
     Preferred Securities
      Issued by Subsidiaries      2.7     2.7     2.7     2.7     2.7
     Total Stockholders' Equity  22.3    22.9    23.6    24.8    26.1
----------------------------------------------------------------------

Global Equity and Equity-Linked
 Underwriting(2)(3)

     Volume                        $3      $6      $4      $8      $8
     Market Share                 5.9%   10.4%    8.1%    7.8%    7.4%
     Ranking                        5       2       5       6       6

Global Debt Underwriting(2)(3)

     Volume                       $65     $59     $95     $86     $85
     Market Share                 7.6%    6.5%    7.1%    6.5%    7.8%
     Ranking                        3       6       3       4       4

Global Completed Mergers and
 Acquisitions(2)(3)

     Volume                       $79    $118     $39     $31     $59
     Market Share                23.7%   29.8%   15.5%   10.5%   21.4%
     Ranking                        3       5       3       8       4
----------------------------------------------------------------------

Full-Time Employees(4)         53,200  50,900  49,500  48,200  47,800

Private Client Financial
 Advisors                      14,600  14,000  13,600  13,300  13,400
----------------------------------------------------------------------



(1) Reflects funds managed by MLIM not sold through Private Client channels.

(2) Certain prior period amounts have been restated to conform to the current period presentation.

(3) Full credit to book manager. Market shares derived from Thomson Financial Securities Data statistics.

(4) Excludes 300, 500, 500, 1,500 and 700 full-time employees on salary continuation severance at the end of 3Q03, 2Q03, 1Q03, 4Q02 and 3Q02, respectively.


    CONTACT: Merrill Lynch & Co., Inc., New York
             Media Relations:
             Timothy Cobb, 212-449-9205
             timothy_cobb@ml.com
             Investor Relations:
             Tina Madon, 866-607-1234
             investor_relations@ml.com
             Fax: 212-449-7461
             www.ir.ml.com